Exhibit 99.1

                             JCPenney Company, Inc.
                   2003 Quarterly Consolidated Balance Sheets
             Reflecting Eckerd and Mexico as Discontinued Operations
                                 ($ in millions)

                                                                          Apr 26,          Jul 26,        Oct 25,       Jan 31,
                                                                            2003             2003           2003          2004*
                                                                           ------          ------         ------        ------
ASSETS
Current Assets
  Cash and Short-Term Investments                                     $     2,629     $     2,617     $    1,921     $   2,994
  Receivables (net of bad debt reserves of $4, $5, $4 and $5)                 295             267            417           233
  Inventory, (net of LIFO reserves of $49, $49, $49 and $43)                3,326           3,343          4,194         3,156
  Prepaid Expenses                                                            100             104            140           130
                                                                           ------          ------         ------        ------
     Total Current Assets                                                   6,350           6,331          6,672         6,513

  Property and Equipment, Net                                               3,519           3,498          3,490         3,515
  Prepaid Pension                                                           1,123           1,111          1,381         1,320
  Goodwill                                                                     36              42             41            42
  Other Assets                                                                503             522            519           556
  Assets of Discontinued Operations                                         6,706           6,840          6,973         6,354
                                                                           ------          ------         ------        ------

    Total Assets                                                      $    18,237     $    18,344    $    19,076    $   18,300
                                                                       ==========        =========       ========     ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
  Accounts Payable and Accrued Expenses                                $    2,042      $    2,026     $    2,655     $   2,551
  Short-Term Debt                                                              23              25             29            18
  Current Maturities of Long-Term Debt                                        278             626            485           242
  Deferred taxes                                                               22              21            106           943
                                                                           ------          ------         ------        ------
     Total Current Liabilities                                              2,365           2,698          3,275         3,754

Long-Term Debt                                                              5,505           5,128          5,103         5,114
Deferred Taxes                                                              1,201           1,207          1,330         1,217
Other Liabilities                                                             779             778            779           804
Liabilities of Discontinued Operations                                      1,925           2,091          2,086         1,986
                                                                           ------          ------         ------        ------
     Total Liabilities                                                     11,775          11,902         12,573        12,875

Stockholders' Equity                                                        6,462           6,442          6,503         5,425
                                                                           ------          ------         ------        ------
     Total Liabilities & Stockholders' Equity                         $    18,237     $    18,344    $    19,076    $   18,300
                                                                       ==========        =========       ========     ========

*  As previously reported in the J. C. Penney Company, Inc. 2003 Annual Report on Form 10-K.

                             JCPenney Company, Inc.
                   2002 Quarterly Consolidated Balance Sheets
             Reflecting Eckerd and Mexico as Discontinued Operations
                                 ($ in millions)

                                                                           Apr 27,     Jul 27,      Oct 26,     Jan 25,
                                                                            2002        2002         2002        2003*
                                                                           ------      ------       ------       ------
ASSETS
Current Assets
  Cash and Short-Term Investments                                        $    2,274   $   2,004    $   1,748   $   2,474
  Receivables (net of bad debt reserves of $5, $4, $3 and $4)                   214         188          257         224
  Inventory, (net of LIFO reserves of $43,$43, $43 and $49)                   2,917       3,034        3,822       2,970
  Prepaid Expenses                                                              100         108          115          90
                                                                             ------      ------       ------       ------
     Total Current Assets                                                     5,505       5,334        5,942       5,758

  Property and Equipment, Net                                                 3,694       3,655        3,617       3,604
  Prepaid Pension                                                               874         865          860       1,150
  Goodwill                                                                       51          43           32          35
  Other Assets                                                                  466         498          490         491
  Assets of Discontinued Operations                                           6,792       6,708        6,920       6,749
                                                                             ------      ------       ------       ------
    Total Assets                                                          $  17,382   $  17,103    $  17,861   $  17,787
                                                                            =======      =======      ======      ======

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
  Accounts Payable and Accrued Expenses                                   $   1,929   $   2,014    $   2,418   $   2,274
  Short-Term Debt                                                                30          17           15          13
  Current Maturities of Long-Term Debt                                          224          14           28         276
  Deferred taxes                                                                 33          25           98           -
  Taxes Payable                                                                 122           -            -           -
                                                                             ------      ------       ------       ------
     Total Current Liabilities                                                2,338       2,070        2,559       2,563

Long-Term Debt                                                                5,136       5,139        5,135       4,897
Deferred Taxes                                                                1,030       1,083        1,062       1,159
Other Liabilities                                                               797         784          766         782
Liabilities of Discontinued Operations                                        1,836       1,864        2,121       2,016
     Total Liabilities                                                       11,137      10,940       11,643      11,417
                                                                             ------      ------       ------       ------

Stockholders' Equity                                                          6,245       6,163        6,218       6,370
                                                                             ------      ------       ------       ------
     Total Liabilities & Stockholders' Equity                          $     17,382 $    17,103 $     17,861 $    17,787
                                                                            =======      =======      ======      ======

*  As previously reported in the J. C. Penney Company, Inc. 2003 Annual Report on Form 10-K.

                             JCPenney Company, Inc.
              2003 Quarterly Consolidated Statements of Cash Flows
             Reflecting Eckerd and Mexico as Discontinued Operations
                                 ($ in millions)

                                                                             13 weeks        26 weeks       39 weeks      53 weeks
                                                                               ended          ended           ended         ended
                                                                             4/26/03        7/26/03        10/25/03       1/31/04*
Cash Flows from Operating Activities:
Income from Continuing Operations                                            $    20          $   17       $    111       $   364
Adjustments to Reconcile Income from Continuing Operations
  to Net Cash from Operating Activities:
   Asset Impairments, PVOL and Other Unit Closing Costs                            2              16             27            35
   Depreciation and Amortization                                                 101             199            291           394
   Net Gains on Sale of Assets                                                   (21)            (51)           (51)          (51)
   Benefit Plans Expense                                                          26              35             66           135
   Pension Contribution                                                            -               -           (300)         (300)
   Stock-Based Compensation                                                       (1)              3              6             9
   Deferred Taxes                                                                 75              80            288           137
   Change in Cash from:
              Receivables                                                        (18)            (11)            (3)            3
               Inventory                                                        (356)           (373)        (1,224)         (100)
               Prepaid Expense and Other Assets                                   40              22            (23)          (36)
               Accounts Payable and Accrued Expenses                              66              55            563            94
               Current Income Taxes Payable                                      (64)            (43)          (201)          (17)
               Other Liabilities                                                (232)           (243)          (125)          145
                                                                               ------          ------          ------       ------
Net Cash (Used in)/Provided by Operating Activities                             (362)           (294)          (575)          812
                                                                               ------          ------          ------       ------
Cash Flows from Investing Activities:
   Capital Expenditures                                                          (67)           (150)          (243)         (373)
   Proceeds from the Sale of Mexico                                                -               -              -            20
   Proceeds from the Sale of Assets                                               23              68             89           100
                                                                               ------          ------          ------       ------
Net Cash Used in Investing Activities                                            (44)            (82)          (154)         (253)
                                                                               ------          ------          ------       ------
Cash Flows from Financing Activities:
    Change in Short-term Debt                                                     10              12             16             5
    Net Proceeds from the Issuance of Long-Term Debt                             595             595            595           607
    Payment of Long-Term Debt, including Capital Leases                           (2)            (33)          (202)         (450)
    Common Stock Issued, Net                                                       7              13             29            52
    Preferred Stock Redeemed                                                      (8)            (16)           (23)          (29)
    Dividends Paid, Preferred and Common                                         (34)            (80)          (114)         (160)
                                                                               ------          ------          ------       ------
Net Cash Provided by Financing Activities                                        568             491            301            25
                                                                               ------          ------          ------       ------
Cash (Paid to)/Received from Discontinued Operations                              (7)             28           (125)          (64)

                                                                               ------          ------          ------       ------
Net Increase/(Decrease) in Cash and Short-Term Investments                       155             143           (553)          520
                                                                               ------          ------          ------       ------
Cash and Short-term Investments at Beginning of Year                           2,474           2,474          2,474         2,474
                                                                               ------          ------          ------       ------
Cash and Short-Term Investments at End of Period                           $   2,629       $   2,617       $  1,921      $  2,994
                                                                              =======        =======         ======        ======

*  As previously reported in the J. C. Penney Company, Inc. 2003 Annual Report on Form 10-K.

                             JCPenney Company, Inc.
              2002 Quarterly Consolidated Statements of Cash Flows
             Reflecting Eckerd and Mexico as Discontinued Operations
                                 ($ in millions)

                                                                             13 weeks        26 weeks       39 weeks        52 weeks
                                                                               ended           ended           ended          ended
                                                                             4/27/02         7/27/02        10/26/02        1/25/03*
Cash Flows from Operating Activities:
Income from Continuing Operations                                            $    62          $   42        $   111         $   285

Adjustments to Reconcile Income from Continuing Operations
  to Net Cash from Operating Activities:
   Asset Impairments, PVOL and Other Unit Closing Costs                           19              28             30              77
   Depreciation and Amortization                                                  91             185            274             369
   Net Gains on Sale of Assets                                                   (10)            (10)           (15)            (18)
   Company Contributions to Savings and Profit Sharing Plans                       -               -              -              47
   Benefit Plans Expense                                                           -               4              8              30
   Pension Contribution                                                            -               -              -            (300)
   Stock-Based Compensation                                                        1               3              5               6
   Deferred Taxes                                                                 11              56            108              96
   Change in Cash from:
               Receivables                                                       (20)             10             (2)            (13)
               Inventory                                                          (1)           (118)          (906)             43
               Prepaid Expenses and Other Assets                                  26             (17)           (15)            (17)
               Accounts Payable and Accrued Expenses                             114             168            521              53
               Current Income Taxes Payable                                      (10)            (82)          (105)           (102)
               Other Liabilities                                                (254)           (235)          (194)            (34)
                                                                                ------          ------         ------         ------
Net Cash Provided by/(Used in) Operating Activities                               29              34           (180)            522
                                                                                ------          ------         ------         ------
Cash Flows from Investing Activities:
   Capital Expenditures                                                          (50)           (129)          (216)           (315)
   Proceeds from the Sale of Assets                                               12              18             32              38
                                                                                ------          ------         ------         ------
Net Cash Used in Investing Activities                                            (38)           (111)          (184)           (277)
                                                                                ------          ------         ------         ------
Cash Flows from Financing Activities:
    Change in Short-term Debt                                                     15               2              -              (2)
    Net Proceeds from the Issuance of Long-Term Debt                               -               9             18              27
    Payment of Long-Term Debt, including Capital Leases                         (702)           (923)          (924)           (926)
    Common Stock Issued, Net                                                       8              18             21              30
    Preferred Stock Redeemed                                                     (10)            (18)           (24)            (30)
    Dividends Paid, Preferred and Common                                         (33)            (80)          (114)           (161)
                                                                                ------          ------         ------         ------
Net Cash Used in Financing Activities                                           (722)           (992)        (1,023)         (1,062)
                                                                                ------          ------         ------         ------

Cash Received from Discontinued Operations                                       165             233            295             451
                                                                                ------          ------         ------         ------
Net Decrease in Cash and Short-Term Investments                                 (566)           (836)        (1,092)           (366)
                                                                                ------          ------         ------         ------
Cash and Short-Term Investments at Beginning of Year                           2,840           2,840          2,840           2,840
                                                                                ------          ------         ------         ------
Cash and Short-Term Investments at End of Period                           $   2,274       $   2,004       $  1,748       $   2,474
                                                                               =======        =======         ======         ======

*  As previously reported in the J. C. Penney Company, Inc. 2003 Annual Report on Form 10-K.